UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-02527

DWS Money Funds
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:	7/31

Date of reporting period:	7/31/2011

ITEM 1.	REPORT TO STOCKHOLDERS
JULY 31, 2011 Annual Report to Shareholders

DWS Money Market Prime Series

Contents
4 Portfolio Management Review
8 Information About Your Fund's Expenses
10 Portfolio Summary
11 Investment Portfolio
17 Statement of Assets and Liabilities
19 Statement of Operations
20 Statement of Changes in Net Assets
21 Financial Highlights
26 Notes to Financial Statements
34 Report of Independent Registered Public Accounting Firm
35 Tax Information
36 Summary of Management Fee Evaluation by Independent Fee Consultant
40 Summary of Administrative Fee Evaluation by Independent Fee Consultant
41 Board Members and Officers
45 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the fund's $1.00 share price. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the fund's share price. The fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in one class of shares of the fund may have a significant adverse effect on the share prices of all classes of shares of the fund. See the prospectus for specific details regarding the fund's risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Market Overview

Over the fund's most recent 12-month period ending July 31, 2011, the money market yield curve gradually steepened as longer-term rates rose in response to slightly improved economic data and shorter maturities declined significantly based on a number of market influences.1 These included continuing strong demand and shrinking supply in the money market area; the removal (or unwind) of $200 billion in two-month Treasury bills from the market in anticipation of Congress raising the US debt ceiling; a new FDIC fee assessment that has in effect removed some of the incentive for certain large banks to create supply in the money market area; and lastly, the fact that the federal funds rate remains "on hold," keeping short-term rates lower overall. By the second quarter of 2011, the money markets were responding to "risk on/risk off" dynamics for global financial markets (flight to perceived safety of certain investments), with short-term rates rising or falling slightly in response to the current state of the European sovereign debt crisis and the political standoff in the United States related to the raising of the US debt ceiling. The protracted and tense standoff in June and July regarding the debt ceiling raised fears of an impending US government default and/or a credit quality downgrade, prompting a wide range of investors, including money market funds, to build up their cash positions.2 The extreme difficulties that Congress encountered in coming to agreement (on top of the long-term fiscal challenges faced by US policy makers) and the prospect of a continued sharp political divide made up a large part of the rationale cited by Standard & Poor's in deciding to downgrade US debt from AAA to AA+ after the close of the fund's fiscal year.

Positive Contributors to Fund Performance

We were able to maintain a competitive yield for the fund during the period. (All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.)

With yields trending lower through most of the period, we continued to hold a large percentage of portfolio assets in short maturity instruments for yield, high quality and liquidity purposes. We also maintained a conservative average maturity, with fund assets broadly diversified among a number of different sectors, including banks, corporate issues, US government securities and sovereign debt. In addition, we focused on more favorable geographical areas for money market investment, such as Canada, Australia and the Nordic region. Lastly, we built up a large cash position within the fund to solidify its liquidity structure. Because we believe that money market yields could move up eventually with increased Treasury supply, we permitted the fund's average maturity to shorten toward the end of the period ending July 31, 2011, and will consider taking advantage of higher rates in the future, if and when conditions permit.

Negative Contributors to Fund Performance

The types of securities that we were investing in tended to have lower yields than issues carrying more risk. We preferred to be cautious during a time of market uncertainty. In the end this cost the fund some yield, but we believe that this represented a prudent approach to preserving principal.

Outlook and Positioning

With an interim agreement reached on raising the US debt ceiling, significant short-term Treasury supply could eventually return to the market and remove some downward pressure on money market rates that carry the shortest maturities. In general, however, we continue to foresee an artificially low interest rate environment because of declining money market supply, weaker economic reports in the United States and across the globe, the Fed's recent commitment to keep short-term rates essentially at zero through mid-2013, a large number of money market issues maturing with principal needing to be reinvested, and continued strong demand from investors seeking principal stability and safety.

We continue our insistence on the highest credit quality within the fund. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yield for our shareholders.

Fund Performance (as of July 31, 2011)

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them.
DWS Money Market Prime Series	7-Day Current Yield
DWS Cash Investment Trust Class A	.01%
DWS Cash Investment Trust Class B	.01%
DWS Cash Investment Trust Class C	.01%
DWS Cash Investment Trust Class S	.01%
DWS Money Market Fund	.01%

Yields are historical, will fluctuate, and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolios over a 7-day period expressed as an annual percentage rate. For the most current yield information, visit our Web site at www.dws-investments.com.
Lipper Ranking — Money Market Fund Category as of 7/31/11 (DWS Money Market Prime Series — DWS Money Market Fund)
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	64	of	273	24
3-Year	38	of	252	16
5-Year	21	of	235	9
10-Year	20	of	193	11

Lipper Inc. rankings are based upon changes in net asset value with all dividends reinvested for the periods indicated as of July 31, 2011. Rankings are historical and do not guarantee future performance. The fund is compared to the Lipper Money Market Fund category. Rankings are for DWS Money Market Prime Series — DWS Money Market Fund; other share classes may vary.

Source: Lipper Inc.

A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Money Market Prime Series. DIMA and its predecessors has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name in the US for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

2 Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change. Credit ratings are forward-looking opinions about credit risk. Standard & Poor's credit ratings express the agency's opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

Information About Your Fund's Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (February 1, 2011 to July 31, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for DWS Cash Investment Trust Class S may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for DWS Cash Investment Trust Class S during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended July 31, 2011
Actual Fund Return	DWS Cash Investment Trust Class A	DWS Cash Investment Trust Class B	DWS Cash Investment Trust Class C	DWS Cash Investment Trust Class S	DWS Money Market Fund
Beginning Account Value 2/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 7/31/11	$1,000.05	$1,000.05	$1,000.05	$1,000.05	$1,000.05
Expenses Paid per $1,000*	$1.29	$1.34	$1.34	$1.34	$1.34
Hypothetical 5% Fund Return	DWS Cash Investment Trust Class A	DWS Cash Investment Trust Class B	DWS Cash Investment Trust Class C	DWS Cash Investment Trust Class S	DWS Money Market Fund
Beginning Account Value 2/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 7/31/11	$1,023.51	$1,023.46	$1,023.46	$1,023.46	$1,023.46
Expenses Paid per $1,000*	$1.30	$1.35	$1.35	$1.35	$1.35

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	DWS Cash Investment Trust Class A	DWS Cash Investment Trust Class B	DWS Cash Investment Trust Class C	DWS Cash Investment Trust Class S	DWS Money Market Fund
DWS Money Market Prime Series	.26%	.27%	.27%	.27%	.27%

For more information, please refer to the Fund's prospectus.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio)	7/31/11	7/31/10

Commercial Paper	36%	36%
Short-Term Notes	23%	19%
Government & Agency Obligations	11%	12%
Certificates of Deposit and Bank Notes	11%	15%
Repurchase Agreements	9%	17%
Time Deposits	7%	—
Municipal Bonds and Notes	2%	—
Supranational	1%	1%
	100%	100%

Weighted Average Maturity

DWS Money Market Prime Series	38 days	43 days
iMoneyNet First Tier Retail Money Fund Average*	38 days	37 days

* The Fund is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Weighted average maturity, also known as effective maturity, is the weighted average of the bonds held by the Fund taking into consideration any available maturity shortening features.

Asset allocation and weighted average maturity are subject to change.

For more complete details about the Fund's holdings, see pages 11-16. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for more contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC's Web site at www.sec.gov, and they may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of July 31, 2011
	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 10.8%
Banco del Estado de Chile, 0.32%, 8/17/2011	14,000,000	14,000,000
Bank Nederlandse Gemeenten NV, 6.0%, 3/26/2012	5,500,000	5,700,369
BNP Paribas, 0.35%, 8/8/2011	16,500,000	16,500,000
Credit Agricole SA, 0.3%, 8/4/2011	12,000,000	12,000,000
International Finance Corp., 3.0%, 11/15/2011	5,500,000	5,541,293
Landesbank Hessen-Thueringen Girozentrale, 0.2%, 8/4/2011	15,000,000	15,000,000
Nederlandse Waterschapsbank NV, 1.375%, 2/17/2012	8,500,000	8,545,967
Nordea Bank Finland PLC, 0.205%, 10/5/2011	14,200,000	14,200,000
Skandinaviska Enskilda Banken AB:
0.2%, 8/17/2011	12,000,000	12,000,000
0.2%, 8/23/2011	6,000,000	6,000,000
0.22%, 9/14/2011	24,000,000	24,000,000
Societe Generale, 0.24%, 9/1/2011	12,000,000	12,000,000
Sumitomo Mitsui Banking Corp., 0.19%, 8/5/2011	12,000,000	12,000,000
Svenska Handelsbanken AB:
0.2%, 10/14/2011	6,500,000	6,499,933
0.205%, 10/6/2011	25,000,000	25,000,229
Toronto-Dominion Bank, 0.17%, 8/2/2011	25,000,000	25,000,000
UBS AG, 0.22%, 10/11/2011	18,000,000	18,000,000
Total Certificates of Deposit and Bank Notes (Cost $231,987,791)		231,987,791

Commercial Paper 35.5%
Issued at Discount**
Abbey National North America LLC, 0.35%, 8/29/2011	4,351,000	4,349,816
Amsterdam Funding Corp., 144A, 0.18%, 9/13/2011	8,000,000	7,998,280
Argento Variable Funding, 144A, 0.26%, 8/1/2011	12,000,000	12,000,000
Atlantis One Funding Corp., 144A, 0.15%, 8/11/2011	15,000,000	14,999,375
Automatic Data Processing, Inc., 144A, 0.08%, 8/11/2011	75,000,000	74,998,333
Barclays Bank PLC:
0.22%, 9/1/2011	10,000,000	9,998,106
0.25%, 10/5/2011	18,400,000	18,391,694
BNZ International Funding Ltd., 144A, 0.22%, 10/5/2011	10,000,000	9,996,028
Caisse d'Amortissement de la Dette Sociale, 0.22%, 8/5/2011	12,000,000	11,999,707
Cancara Asset Securitization LLC, 144A, 0.16%, 8/5/2011	10,000,000	9,999,822
DnB NOR Bank ASA, 0.21%, 10/3/2011	14,000,000	13,994,855
Erste Abwicklungsanstalt:
0.24%, 9/29/2011	25,000,000	24,990,167
0.24%, 10/4/2011	10,000,000	9,995,733
0.37%, 1/9/2012	10,500,000	10,482,625
0.39%, 2/16/2012	12,000,000	11,974,130
0.4%, 3/9/2012	6,500,000	6,484,039
0.4%, 3/29/2012	7,500,000	7,479,917
General Electric Capital Corp., 0.2%, 11/15/2011	25,000,000	24,985,278
General Electric Capital Services, Inc., 0.16%, 8/17/2011	25,000,000	24,998,222
General Electric Co., 0.06%, 8/1/2011	40,000,000	40,000,000
Google, Inc., 0.4%, 9/16/2011	8,950,000	8,945,426
Grampian Funding LLC:
144A, 0.22%, 9/8/2011	10,000,000	9,997,678
144A, 0.22%, 10/11/2011	10,000,000	9,995,661
144A, 0.25%, 8/9/2011	8,000,000	7,999,556
Johnson & Johnson, 144A, 0.19%, 8/22/2011	13,500,000	13,498,504
Kells Funding LLC:
144A, 0.305%, 1/27/2012	10,000,000	9,984,835
144A, 0.35%, 2/17/2012	7,000,000	6,986,389
144A, 0.37%, 3/19/2012	7,000,000	6,983,381
144A, 0.38%, 4/17/2012	7,500,000	7,479,417
144A, 0.39%, 9/6/2011	13,750,000	13,744,637
Liberty Street Funding LLC, 144A, 0.15%, 8/1/2011	75,000,000	75,000,000
NRW.Bank:
0.235%, 10/6/2011	15,000,000	14,993,537
0.24%, 10/12/2011	15,000,000	14,992,800
0.24%, 11/1/2011	15,000,000	14,990,800
0.25%, 11/8/2011	5,500,000	5,496,219
Pacific Gas & Electric Co., 144A, 0.31%, 8/10/2011	4,500,000	4,499,651
Prudential Funding LLC, 0.17%, 8/1/2011	10,000,000	10,000,000
SBAB Bank AB:
144A, 0.29%, 9/8/2011	8,500,000	8,497,398
144A, 0.3%, 10/11/2011	7,500,000	7,495,562
Scaldis Capital LLC, 0.21%, 8/1/2011	12,000,000	12,000,000
Straight-A Funding LLC, 144A, 0.17%, 8/9/2011	22,000,000	21,999,169
Swedbank AB:
0.215%, 8/24/2011	18,000,000	17,997,527
0.27%, 10/5/2011	14,600,000	14,592,882
Total Capital Canada Ltd., 144A, 0.31%, 9/15/2011	10,000,000	9,996,125
UBS Finance Delaware LLC, 0.12%, 8/1/2011	60,000,000	60,000,000
UOB Funding LLC, 0.23%, 8/16/2011	3,000,000	2,999,713
Verizon Communications, Inc., 0.25%, 9/1/2011	10,000,000	9,997,847
Victory Receivables Corp., 144A, 0.17%, 8/8/2011	10,000,000	9,999,669
Total Commercial Paper (Cost $761,280,510)		761,280,510

Short-Term Notes* 22.6%
Abbey National Treasury Services PLC, 0.349%, 9/2/2011	17,000,000	17,000,000
Australia & New Zealand Banking Group Ltd., 144A, 0.32%, 1/20/2012	12,500,000	12,500,000
Bank of Nova Scotia:
0.21%, 8/25/2011	14,500,000	14,500,000
0.26%, 9/12/2011	7,000,000	7,000,000
0.3%, 8/10/2012	12,000,000	12,000,000
0.34%, 12/8/2011	8,000,000	8,000,000
BNP Paribas, 0.44%, 8/22/2011	25,000,000	25,000,000
Caisse d'Amortissement de la Dette Sociale, 144A, 0.273%, 5/25/2012	21,500,000	21,498,060
Canadian Imperial Bank of Commerce, 0.267%, 4/26/2012	12,000,000	12,000,000
Commonwealth Bank of Australia:
144A, 0.279%, 5/11/2012	18,000,000	18,000,000
144A, 0.285%, 2/3/2012	11,000,000	11,000,000
JPMorgan Chase Bank NA, 0.275%, 8/9/2012	21,000,000	21,000,000
Kells Funding LLC:
144A, 0.285%, 1/9/2012	6,000,000	5,999,783
144A, 0.285%, 2/27/2012	6,000,000	6,000,000
144A, 0.286%, 8/15/2011	11,500,000	11,500,000
144A, 0.317%, 2/24/2012	13,750,000	13,750,000
144A, 0.325%, 12/1/2011	10,000,000	10,000,000
Landesbank Baden-Wuerttemberg, 144A, 0.466%, 6/22/2012	72,500,000	72,500,000
Lloyds TSB Bank PLC, 0.265%, 5/11/2012	12,000,000	12,000,000
National Australia Bank Ltd., 0.215%, 10/5/2011	10,500,000	10,500,000
Nordea Bank Finland PLC:
0.523%, 2/3/2012	3,000,000	3,003,119
0.549%, 10/14/2011	10,000,000	10,005,922
0.551%, 10/20/2011	13,500,000	13,508,670
Rabobank Nederland NV:
0.265%, 1/10/2012	8,000,000	8,000,000
0.282%, 4/24/2012	6,500,000	6,499,761
144A, 0.33%, 6/15/2012	12,000,000	12,000,000
144A, 0.396%, 9/28/2011	6,000,000	6,001,426
Royal Bank of Canada, 0.3%, 8/12/2011	11,500,000	11,500,000
Societe Generale, 0.2%, 8/1/2011	14,000,000	14,000,000
Svenska Handelsbanken AB, 144A, 0.291%, 8/8/2012	8,000,000	8,000,000
Toronto-Dominion Bank, 0.205%, 5/11/2012	10,000,000	10,000,000
Westpac Banking Corp.:
0.26%, 10/12/2011	7,500,000	7,500,000
0.264%, 2/13/2012	5,000,000	5,000,000
144A, 0.272%, 10/28/2011	9,000,000	9,000,501
0.275%, 5/9/2012	15,000,000	15,000,000
0.275%, 7/11/2012	8,500,000	8,500,000
0.35%, 1/10/2012	14,000,000	14,000,000
Total Short-Term Notes (Cost $483,267,242)		483,267,242

Government & Agency Obligations 11.4%
Foreign Government Obligations 0.4%
Kingdom of Denmark, 2.75%, 11/15/2011	8,500,000	8,556,832
Other Government Related (a) 1.7%
European Investment Bank:
0.14%, 10/12/2011	15,000,000	14,995,800
2.625%, 11/15/2011	22,000,000	22,143,281
		37,139,081
US Government Sponsored Agencies 5.6%
Federal Farm Credit Bank:
0.166%*, 11/2/2011	7,000,000	6,999,911
0.257%**, 10/20/2011	5,000,000	4,997,111
0.318%**, 12/16/2011	8,000,000	7,990,258
Federal Home Loan Bank:
0.089%**, 9/21/2011	11,500,000	11,498,534
0.24%, 10/28/2011	13,700,000	13,697,887
0.25%, 10/28/2011	14,745,000	14,744,706
0.264%**, 9/12/2011	10,000,000	9,996,850
0.3%, 12/27/2011	5,000,000	5,002,967
Federal National Mortgage Association:
0.115%**, 8/22/2011	10,000,000	9,999,300
0.149%**, 1/17/2012	25,000,000	24,982,396
0.159%**, 11/21/2011	9,000,000	8,995,520
		118,905,440
US Treasury Obligations 3.7%
US Treasury Bill, 0.217%**, 10/20/2011	9,000,000	8,995,650
US Treasury Notes:
1.0%, 9/30/2011	18,000,000	18,021,430
1.0%, 10/31/2011	5,000,000	5,009,376
1.125%, 12/15/2011	7,000,000	7,021,347
1.75%, 11/15/2011	5,000,000	5,021,749
4.5%, 11/30/2011	7,500,000	7,603,803
4.625%, 8/31/2011	28,000,000	28,100,111
4.625%, 10/31/2011	500,000	505,368
		80,278,834
Total Government & Agency Obligations (Cost $244,880,187)		244,880,187

Supranational 0.8%
International Bank for Reconstruction & Development, 0.01%, 8/1/2011 (Cost $17,000,000)	17,000,000	17,000,000

Time Deposits 7.1%
Citibank NA, 0.11%, 8/1/2011	75,000,000	75,000,000
National Australia Bank Ltd., 0.11%, 8/1/2011	77,027,552	77,027,552
Total Time Deposits (Cost $152,027,552)		152,027,552

Municipal Bonds and Notes 2.3%
Henrico County, VA, Economic Development Authority, Residential Care Facility Revenue, Westminster Canterbury, 0.11%***, 10/1/2037, LOC: Branch Banking & Trust	4,080,000	4,080,000
Massachusetts, University of Massachusetts Building Authority Revenue:
Series 3, 0.23%***, 11/1/2034	33,000,000	33,000,000
Series 4, 0.23%***, 11/1/2034	11,050,000	11,050,000
Total Municipal Bonds and Notes (Cost $48,130,000)		48,130,000

Repurchase Agreements 9.3%
BNP Paribas, 0.15%, dated 7/29/2011, to be repurchased at $117,627,935 on 8/1/2011 (b)	117,626,465	117,626,465
BNP Paribas, 0.19%, dated 7/29/2011, to be repurchased at $13,506,612 on 8/1/2011 (c)	13,506,398	13,506,398
JPMorgan Securities, Inc., 0.13%, dated 7/29/2011, to be repurchased at $55,016,014 on 8/1/2011 (d)	55,015,418	55,015,418
Merrill Lynch & Co., Inc., 0.19%, dated 7/29/2011, to be repurchased at $12,987,990 on 8/1/2011 (e)	12,987,784	12,987,784
Total Repurchase Agreements (Cost $199,136,065)		199,136,065

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,137,709,347)+	99.8	2,137,709,347
Other Assets and Liabilities, Net	0.2	4,300,916
Net Assets	100.0	2,142,010,263

* These securities are shown at their current rate as of July 31, 2011. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

** Annualized yield at time of purchase; not a coupon rate.

*** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are payable on demand and are shown at their current rates as of July 31, 2011.

+ The cost for federal income tax purposes was $2,137,709,347.

(a) Government-backed debt issued by financial companies or government-sponsored enterprises.

(b) Collateralized by $116,121,700 US Treasury Notes, 0.625-4.25%, maturing on 1/31/2012-11/15/2020 with a value of $119,979,014.

(c) Collateralized by $46,711,500 Federal Home Loan Mortgage Corp., Zero Coupon-5.0%, maturing on 1/30/2014-5/4/2037 with a value of $13,776,679.

(d) Collateralized by $79,181,888 US Treasury STRIPS maturing on 5/15/2021-8/15/2022 with a value of $56,116,619.

(e) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
2,459,367	Federal National Mortgage Association	1.975	4/1/2036	2,577,422
10,244,500	Federal Home Loan Mortgage Corp.	4.5	7/1/2041	10,670,118
Total Collateral Value				13,247,540

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LOC: Letter of Credit

STRIPS: Separate Trading of Registered Interest and Principal Securities

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of July 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Investments in Securities (f)	$—	$1,938,573,282	$—	$1,938,573,282
Repurchase Agreements	—	199,136,065	—	199,136,065
Total	$—	$2,137,709,347	$—	$2,137,709,347

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended July 31, 2011.

(f) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of July 31, 2011
Assets
Investment in non-affiliated securities, valued at amortized cost	$2,137,709,347
Cash	6,664
Receivable for Fund shares sold	9,759,073
Interest receivable	1,497,023
Due from Advisor	151,955
Other assets	74,675
Total assets	2,149,198,737
Liabilities
Payable for Fund shares redeemed	6,291,911
Distributions payable	3,290
Accrued management fee	82,016
Other accrued expenses and payables	811,257
Total liabilities	7,188,474
Net assets, at value	$2,142,010,263
Net Assets Consist of
Distributions in excess of net investment income	(3,290)
Paid-in capital	2,142,013,553
Net assets, at value	$2,142,010,263
Statement of Assets and Liabilities as of July 31, 2011 (continued)
Net Asset Value
DWS Cash Investment Trust Class A Net Asset Value, offering and redemption price per share ($230,229,726 ÷ 230,267,513 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Cash Investment Trust Class B Net Asset Value, offering and redemption price per share ($6,352,206 ÷ 6,353,249 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Cash Investment Trust Class C Net Asset Value, offering and redemption price per share ($26,246,211 ÷ 26,250,463 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Cash Investment Trust Class S Net Asset Value, offering and redemption price per share ($429,734,194 ÷ 429,804,539 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
DWS Money Market Fund Net Asset Value, offering and redemption price per share ($1,449,447,926 ÷ 1,449,686,898 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended July 31, 2011
Investment Income
Income: Interest	$7,620,311
Expenses: Management fee	4,470,316
Administration fee	2,308,109
Services to shareholders	3,529,254
Distribution and service fees	909,031
Custodian fee	50,065
Professional fees	115,100
Reports to shareholders	178,109
Registration fees	122,016
Trustees' fees and expenses	73,713
Other	84,440
Total expenses before expense reductions	11,840,153
Expense reductions	(4,431,410)
Total expenses after expense reductions	7,408,743
Net investment income	211,568
Net realized gain (loss) from investments	21,820
Net increase (decrease) in net assets resulting from operations	$233,388

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended July 31,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income	$211,568	$231,349
Net realized gain (loss)	21,820	111,899
Net increase (decrease) in net assets resulting from operations	233,388	343,248
Distributions to shareholders from: Net investment income: DWS Cash Investment Trust Class A	(33,124)	(19,570)
DWS Cash Investment Trust Class B	(1,043)	(1,133)
DWS Cash Investment Trust Class C	(3,945)	(3,041)
DWS Cash Investment Trust Class S	(61,626)	(42,810)
DWS Money Market Fund	(232,835)	(210,571)
Net realized gains: DWS Cash Investment Trust Class A	—	(33,727)
DWS Cash Investment Trust Class B	—	(3,185)
DWS Cash Investment Trust Class C	—	(5,960)
DWS Cash Investment Trust Class S	—	(84,105)
DWS Money Market Fund	—	(385,197)
Total distributions	(332,573)	(789,299)
Fund share transactions: Proceeds from shares sold	968,886,151	1,066,690,243
Reinvestment of distributions	324,554	808,166
Payments for shares redeemed	(1,376,243,829)	(1,933,274,634)
Net increase (decrease) in net assets from Fund share transactions	(407,033,124)	(865,776,225)
Increase (decrease) in net assets	(407,132,309)	(866,222,276)
Net assets at beginning of period	2,549,142,572	3,415,364,848
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $3,290 and $90,922, respectively)	$2,142,010,263	$2,549,142,572

The accompanying notes are an integral part of the financial statements.

Financial Highlights
DWS Cash Investment Trust Class A
	Years Ended July 31,								Period Ended 7/31/07a
	2011		2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations: Net investment income	.000	***	.000	***	.009		.034		.018
Net realized gain (loss)	.000	***	.000	***	.000	***	(.000	)***	(.000	)***
Total from investment operations	.000	***	.000	***	.009		.034		.018
Less distributions from: Net investment income	(.000	)***	(.000	)***	(.009)		(.034)		(.018)
Net realized gains	—		(.000	)***	—		—		—
Total distributions	(.000	)***	(.000	)***	(.009)		(.034)		(.018)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return (%)	.02	b	.03	b	.91	b	3.41	b	1.77	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	230		223		218		156		116
Ratio of expenses before expense reductions (%)	.83		.86		.81		.85		.86	*
Ratio of expenses after expense reductions (%)	.32		.35		.77		.84		.86	*
Ratio of net investment income (%)	.01		.01		.96		3.37		4.51	*
a For the period from March 12, 2007 (commencement of operations) to July 31, 2007.
b Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.0005.

DWS Cash Investment Trust Class B
	Years Ended July 31,							Period Ended 7/31/07a
	2011		2010		2009	2008
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00		$1.00
Income (loss) from investment operations: Net investment income	.000	***	.000	***	.004	.026		.014
Net realized gain (loss)	.000	***	.000	***	.000 ***	(.000	)***	(.000	)***
Total from investment operations	.000	***	.000	***	.004	.026		.014
Less distributions from: Net investment income	(.000	)***	(.000	)***	(.004)	(.026)		(.014)
Net realized gains	—		(.000	)***	—	—		—
Total distributions	(.000	)***	(.000	)***	(.004)	(.026)		(.014)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00		$1.00
Total Return (%)b	.02		.03		.45	2.62		1.45	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6		11		23	30		36
Ratio of expenses before expense reductions (%)	1.58		1.68		1.56	1.62		1.69	*
Ratio of expenses after expense reductions (%)	.33		.37		1.28	1.61		1.67	*
Ratio of net investment income (%)	.01		.01		.45	2.60		3.70	*
a For the period from March 12, 2007 (commencement of operations) to July 31, 2007.
b Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.0005.

DWS Cash Investment Trust Class C
	Years Ended July 31,							Period Ended 7/31/07a
	2011		2010		2009	2008
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00		$1.00
Income (loss) from investment operations: Net investment income	.000	***	.000	***	.005	.027		.015
Net realized gain (loss)	.000	***	.000	***	.000 ***	(.000	)***	(.000	)***
Total from investment operations	.000	***	.000	***	.005	.027		.015
Less distributions from: Net investment income	(.000	)***	(.000	)***	(.005)	(.027)		(.015)
Net realized gains	—		(.000	)***	—	—		—
Total distributions	(.000	)***	(.000	)***	(.005)	(.027)		(.015)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00		$1.00
Total Return (%)b	.02		.03		.48	2.69		1.48	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26		31		42	42		39
Ratio of expenses before expense reductions (%)	1.53		1.59		1.52	1.54		1.60	*
Ratio of expenses after expense reductions (%)	.32		.36		1.22	1.53		1.60	*
Ratio of net investment income (%)	.01		.01		.51	2.68		3.77	*
a For the period from March 12, 2007 (commencement of operations) to July 31, 2007.
b Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.0005.

DWS Cash Investment Trust Class S
	Years Ended July 31,							Period Ended 7/31/07a
	2011		2010		2009	2008
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00		$1.00
Income (loss) from investment operations: Net investment income	.000	***	.000	***	.012	.037		.019
Net realized gain (loss)	.000	***	.000	***	.000 ***	(.000	)***	(.000	)***
Total from investment operations	.000	***	.000	***	.012	.037		.019
Less distributions from: Net investment income	(.000	)***	(.000	)***	(.012)	(.037)		(.019)
Net realized gains	—		(.000	)***	—	—		—
Total distributions	(.000	)***	(.000	)***	(.012)	(.037)		(.019)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00		$1.00
Total Return (%)	.02	b	.03	b	1.20	3.73	b	1.89	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	430		464		541	579		602
Ratio of expenses before expense reductions (%)	.51		.52		.49	.53		.56	*
Ratio of expenses after expense reductions (%)	.32		.36		.49	.53		.56	*
Ratio of net investment income (%)	.01		.01		1.24	3.68		4.81	*
a For the period from March 12, 2007 (commencement of operations) to July 31, 2007.
b Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.0005.

DWS Money Market Fund
	Years Ended July 31,
	2011		2010		2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00		$1.00
Income (loss) from investment operations: Net investment income	.000	*	.000	*	.013	.038		.050
Net realized gain (loss)	.000	*	.000	*	.000 *	(.000	)*	(.000 )*
Total from investment operations	.000	*	.000	*	.013	.038		.050
Less distributions from: Net investment income	(.000	)*	(.000	)*	(.013)	(.038)		(.050)
Net realized gains	—		(.000	)*	—	—		—
Total distributions	(.000	)*	(.000	)*	(.013)	(.038)		(.050)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00		$1.00
Total Return (%)	.02	a	.03	a	1.26	3.84	a	5.09
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,449		1,821		2,591	3,430		3,596
Ratio of expenses before expense reductions (%)	.45		.45		.44	.43		.40
Ratio of expenses after expense reductions (%)	.32		.36		.44	.42		.40
Ratio of net investment income (%)	.01		.01		1.29	3.79		4.98
a Total return would have been lower had certain expenses not been reduced. * Amount is less than $.0005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Money Market Prime Series (the "Fund") is a diversified series of DWS Money Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options: DWS Cash Investment Trust Class A shares are offered to investors without an initial sales charge but are subject to the applicable sales charge if exchanged into Class A shares of another DWS Investments Fund. DWS Cash Investment Trust Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. DWS Cash Investment Trust Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than DWS Cash Investment Trust Class A shares and a contingent deferred sales charge payable upon certain redemptions. DWS Cash Investment Trust Class B shares automatically convert to DWS Cash Investment Trust Class A shares six years after issuance. DWS Cash Investment Trust Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than DWS Cash Investment Trust Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. DWS Cash Investment Trust Class C shares do not automatically convert into another class. DWS Money Market Fund and DWS Cash Investment Trust Class S shares are not subject to initial or contingent deferred sales charges. DWS Cash Investment Trust Class S shares are generally not available to new investors except under certain circumstances.

Investment income, realized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of their financial statements.

Security Valuation. Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/ amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian or another designated sub-custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of July 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

The tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended July 31,
	2011	2010
Distributions from ordinary income*	$332,573	$789,299

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with their investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $215,000,000 of the Fund's average daily net assets	.400%
Next $335,000,000 of such net assets	.275%
Next $250,000,000 of such net assets	.200%
Next $800,000,000 of such net assets	.150%
Next $800,000,000 of such net assets	.140%
Next $800,000,000 of such net assets	.130%
Over $3,200,000,000 of such net assets	.120%

For the period from August 1, 2010 through September 30, 2010, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
DWS Cash Investment Trust Class A	.85%
DWS Cash Investment Trust Class B	1.60%
DWS Cash Investment Trust Class C	1.60%
DWS Cash Investment Trust Class S	.67%
DWS Money Market Fund	.59%

Effective October 1, 2010 through September 30, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
DWS Cash Investment Trust Class A	.85%
DWS Cash Investment Trust Class B	1.60%
DWS Cash Investment Trust Class C	1.60%
DWS Cash Investment Trust Class S	.57%
DWS Money Market Fund	.57%

In addition, the Advisor has agreed to voluntarily waive additional expenses. This waiver may be changed or terminated at any time without notice. Under this arrangement, the Advisor waived certain expenses on DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class B, DWS Cash Investment Trust Class C, DWS Cash Investment Trust Class S and DWS Money Market Fund shares of the Fund.

For the year ended July 31, 2011, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $661,837, and the amount charged aggregated $3,808,479, which was equivalent to an annual effective rate of 0.17% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended July 31, 2011, the Administration Fee was $2,308,109, of which $181,060 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement among DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended July 31, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at July 31, 2011
DWS Cash Investment Trust Class A	$486,059	$486,059	$—
DWS Cash Investment Trust Class B	13,781	13,781	—
DWS Cash Investment Trust Class C	46,197	46,197	—
DWS Cash Investment Trust Class S	703,175	703,071	104
DWS Money Market Fund	1,583,609	1,573,413	—
	$2,832,821	$2,822,521	$104

Further, for the year ended July 31, 2011, the Advisor reimbursed the Fund $38,021 of sub-recordkeeping expenses for Class A, Class B and Class C shares.

Distribution and Service Fees. Under the Fund's DWS Cash Investment Trust Class B and DWS Cash Investment Trust Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of DWS Cash Investment Trust Class B and DWS Cash Investment Trust Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of DWS Cash Investment Trust Class B and DWS Cash Investment Trust Class C shares. For the year ended July 31, 2011, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Waived
DWS Cash Investment Trust Class B	$57,343	$57,343
DWS Cash Investment Trust Class C	202,307	202,307
	$259,650	$259,650

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to DWS Cash Investment Trust Class A, DWS Cash Investment Trust Class B, and DWS Cash Investment Trust Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended July 31, 2011, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Annual Effective Rate
DWS Cash Investment Trust Class A	$562,830	$562,830	.00%
DWS Cash Investment Trust Class B	19,115	19,115	.00%
DWS Cash Investment Trust Class C	67,436	67,436	.00%
	$649,381	$649,381

Contingent Deferred Sales Charge. DIDI receives any contingent deferred sales charge ("CDSC") from DWS Cash Investment Trust Class B share redemptions occurring within six years of purchase and DWS Cash Investment Trust Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for DWS Cash Investment Trust Class B and 1% for DWS Cash Investment Trust Class C, of the value of the shares redeemed. For the year ended July 31, 2011, the CDSC for DWS Cash Investment Trust Class B and DWS Cash Investment Trust Class C shares aggregated $27,273 and $5,229, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of DWS Cash Investment Trust Class A shares. For the year ended July 31, 2011, DIDI received $4,709 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended July 31, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $20,869, of which $6,548 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

C. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at July 31, 2011.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended July 31, 2011		Year Ended July 31, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
DWS Cash Investment Trust Class A	180,647,137	$180,647,137	164,692,412	$164,692,412
DWS Cash Investment Trust Class B	1,921,200	1,921,200	4,897,928	4,897,928
DWS Cash Investment Trust Class C	18,264,875	18,264,875	15,976,012	15,976,012
DWS Cash Investment Trust Class S	192,930,495	192,930,495	167,059,047	167,059,047
DWS Money Market Fund	575,122,444	575,122,444	714,064,844	714,064,844
		$968,886,151		$1,066,690,243
Shares issued to shareholders in reinvestment of distributions
DWS Cash Investment Trust Class A	32,840	$32,840	52,437	$52,437
DWS Cash Investment Trust Class B	1,011	1,011	4,081	4,081
DWS Cash Investment Trust Class C	3,822	3,822	8,605	8,605
DWS Cash Investment Trust Class S	57,425	57,425	126,266	126,266
DWS Money Market Fund	229,456	229,456	616,777	616,777
		$324,554		$808,166
Shares redeemed
DWS Cash Investment Trust Class A	(173,570,002)	$(173,570,002)	(159,923,530)	$(159,923,530)
DWS Cash Investment Trust Class B	(6,268,310)	(6,268,310)	(17,282,778)	(17,282,778)
DWS Cash Investment Trust Class C	(22,624,005)	(22,624,005)	(26,928,279)	(26,928,279)
DWS Cash Investment Trust Class S	(227,144,983)	(227,144,983)	(245,123,282)	(245,123,282)
DWS Money Market Fund	(946,636,529)	(946,636,529)	(1,484,031,690)	(1,484,016,765)
		$(1,376,243,829)		$(1,933,274,634)
Net increase (decrease)
DWS Cash Investment Trust Class A	7,109,975	$7,109,975	4,821,319	$4,821,319
DWS Cash Investment Trust Class B	(4,346,099)	(4,346,099)	(12,380,769)	(12,380,769)
DWS Cash Investment Trust Class C	(4,355,308)	(4,355,308)	(10,943,662)	(10,943,662)
DWS Cash Investment Trust Class S	(34,157,063)	(34,157,063)	(77,937,969)	(77,937,969)
DWS Money Market Fund	(371,284,629)	(371,284,629)	(769,350,069)	(769,335,144)
		$(407,033,124)		$(865,776,225)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Money Funds and Shareholders of DWS Money Market Prime Series:

We have audited the accompanying statement of assets and liabilities of DWS Money Market Prime Series (the "Fund"), a series of DWS Money Funds (the "Trust"), including the investment portfolio, as of July 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Money Market Prime Series at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts September 22, 2011

Tax Information (Unaudited)

A total of 8% of the dividends distributed during the fiscal year was derived from interest on US government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

October 4, 2010

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of a proposed pass-through to the funds of certain reporting costs associated with new regulations for money funds. My evaluation considered the following:

• My recently completed annual evaluation (please see my summary report of October 3, 2010), concluding that the prospective fees and expenses of all the DWS-sponsored money funds are reasonable.

• The fact that in my opinion the services DWS would provide under the combination of the Advisory and proposed Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• Management's analysis showing that the maximum total expense ratio impact of this change on any fund share class would be 1.3 basis points, which in my opinion is not material to my conclusions about the reasonableness of expenses.

Based on the foregoing considerations, in my opinion the proposed fees and expenses for the affected DWS-sponsored money funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of July 31, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	113	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	113	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	113	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		113	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	113	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	113	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; Independent Director of Barclays Bank Delaware (since September 2010); formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	113	Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	113	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	113	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007);
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	113	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	113	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	116	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA9 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, US for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin8 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso8 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby8 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 60 Wall Street, New York, NY 10005.

9 Address: 345 Park Avenue, New York, NY 10154.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within DWS Cash Investment Trust Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of DWS Cash Investment Trust Classes A, B and C and DWS Money Market Fund:
(800) 621-1048
For shareholders of DWS Cash Investment Trust Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Nasdaq Symbol	CUSIP Number	Fund Number
DWS Money Market Fund	KMMXX	23339A 101	6
DWS Cash Investment Trust Class A	DOAXX	23339A 408	421
DWS Cash Investment Trust Class B	DOBXX	23339A 507	621
DWS Cash Investment Trust Class C	DOCXX	23339A 606	721
DWS Cash Investment Trust Class S	DOSXX	23339A 705	2021

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS MONEY MARKET PRIME SERIES
FORM N-CSR DISCLOSURE RE: AUDIT FEES
The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended July 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2011	$65,689	$0	$6,154	$0
2010	$72,349	$0	$10,445	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended July 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2011	$0	$285,550	$0
2010	$0	$307,930	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended July 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2011	$6,154	$285,550	$586,510	$878,214
2010	$10,445	$307,930	$558,859	$877,234

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2010 and 2011 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***
E&Y advised the Fund’s Audit Committee that E&Y had identified two matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2010, an investment advisor for a Covered Person in the Chain of Command (both as defined by SEC rules) purchased for the Covered Person’s account shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the purchase was by the Covered Person’s investment advisor, not by the Covered Person himself and the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection of the purchase.

Second, E&Y advised the Fund’s Audit Committee that, in 2010, a Covered Person in the same Office (as defined by SEC rules) as the lead audit engagement partner for the Fund became a trustee and executor to an estate whose assets included shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the shares of the DWS Fund were already an asset of the estate when the Covered Person became executor, the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection in the estate, and the Covered Person was not involved with the provision of audit services to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Money Market Prime Series, a series of DWS Money Funds

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	September 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	September 23, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	September 23, 2011